UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

NEWS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036

(Address of principal executive offices, including zip code)

(212) 416-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Class A Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market
Class B Preferred Stock Purchase Rights	N/A	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of News Corporation (the “Company”) held on November 20, 2019 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the News Corporation 2013 Long-Term Incentive Plan (the “Plan”) to increase the number of authorized shares of Class A Common Stock, par value $0.01 per share, of the Company that may be issued under the Plan by 20,000,000 for a total of 50,000,000 and to provide that the laws of the State of Delaware (as opposed to New York) shall govern the Plan. A description of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 7, 2019 and is qualified in its entirety by reference to the full text of the Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

A brief description of the matters voted upon at the Annual Meeting and the voting results on such matters is set forth below.

Proposal No. 1: The following individuals were elected to serve as Directors of the Company:

Name	For	Against	Abstain	Broker Non-Votes
K. Rupert Murdoch	147,205,007	23,392,714	9,010,146	1,514,974
Lachlan K. Murdoch	134,373,636	36,234,319	8,999,912	1,514,974
Robert J. Thomson	150,291,208	20,313,409	9,003,250	1,514,974
Kelly Ayotte	150,876,352	19,728,259	9,003,256	1,514,974
José María Aznar	131,535,736	39,066,340	9,005,791	1,514,974
Natalie Bancroft	126,832,481	43,769,712	9,005,674	1,514,974
Peter L. Barnes	132,644,431	37,957,885	9,005,551	1,514,974
Joel I. Klein	119,637,622	50,964,942	9,005,303	1,514,974
James R. Murdoch	126,391,144	43,719,644	9,497,079	1,514,974
Ana Paula Pessoa	140,949,011	29,657,972	9,000,884	1,514,974
Masroor Siddiqui	140,764,997	29,837,544	9,005,326	1,514,974

Proposal No. 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 passed as follows:

For:	180,947,528
Against:	42,620
Abstain:	132,693

Proposal No. 3: A proposal to approve, on an advisory, nonbinding basis, the Company’s executive compensation passed as follows:

For:	171,477,857
Against:	7,983,294
Abstain:	146,716
Broker Non-Votes:	1,514,974

Proposal No. 4: A proposal to approve the amendment and restatement of the News Corporation 2013 Long-Term Incentive Plan passed as follows:

For:	171,935,955
Against:	7,536,088
Abstain:	135,824
Broker Non-Votes:	1,514,974

Item 7.01	Regulation FD Disclosure.

On November 20, 2019, K. Rupert Murdoch, the Company’s Executive Chairman, and Robert Thomson, the Company’s Chief Executive, addressed stockholders at the Annual Meeting. A copy of Messrs. Murdoch’s and Thomson’s remarks prepared for the Annual Meeting is furnished as Exhibit 99.1 hereto.

The information under this caption Item 7.01, including information furnished in any related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	News Corporation 2013 Long-Term Incentive Plan, as amended and restated effective November 20, 2019.

99.1	Remarks of the Executive Chairman and the Chief Executive prepared for the Company’s Annual Meeting of Stockholders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By: /s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary

Dated: November 20, 2019